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                                                                    Exhibit 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                  TO THE HOLDERS OF:         97-CHR-1
 BANK OF                The Bank of New York, as Trustee under the
   NEW                  Corporate Bonds Backed Certs.
  YORK
                            CUSIP NUMBER: 219-87H-AG0

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: February 01, 2002

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
INTEREST ACCOUNT
Balance as of August 01, 2001                                                                                        $0.00
      Schedule Income received on securities.......................................................          $1,862,500.00
      Unscheduled Income received on securities....................................................                  $0.00
      Schedule Interest received from Swap Counterparty............................................                  $0.00
      Unscheduled Interest received from Swap Counterparty.........................................                  $0.00
      Interest Received on sale of Securties.......................................................                  $0.00
LESS:
      Distribution to Beneficial Holders........................................      $1,242,649.00
      Distribution to Swap Counterparty.........................................              $0.00
      Trustee Fees..............................................................          $2,250.00
      Fees allocated for third party expenses...................................              $0.00
Balance as of February 01, 2002                                                            Subtotal            $617,601.00


PRINCIPAL ACCOUNT
Balance as of August 01, 2001                                                                                        $0.00
      Scheduled Principal payment received on securities...........................................                  $0.00
      Principal received on sale of securities.....................................................                  $0.00
LESS:
      Distribution to Beneficial Holders........................................       $ 617,601.00
      Distribution to Swap Counterparty.........................................              $0.00
Balance as of February 01, 2002                                                            Subtotal            $617,601.00
                                                                                            Balance                  $0.00
                       UNDERLYING SECURITIES HELD AS OF: February 1, 2002

Principal
Amount                                         Title of Security
------                                         -----------------
                                            CHRYSLER CORP DEBENTURE
  50,000,000                                CUSIP# : 171-196-AS7
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